LifeTrust Variable Annuity
Supplement dated December 19, 2002
to the Prospectus dated May 1, 2002

The May 1, 2002 prospectus states that except for amounts withdrawn within 30 days prior to the end of the fixed account segment’s guarantee period, the amounts you allocate to the fixed account may be subject to a market value adjustment (MVA) upon withdrawal. Generally, our application of the MVA will result in a higher payment upon withdrawal, if the guaranteed rate is higher than the applicable current rate. Similarly, our application of the MVA will result in a lower payment upon withdrawal, if the guaranteed rate is lower than the applicable current rate. Effective January 2, 2003, the application of the MVA will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

As a result of this change we are no longer required to file a “Fixed Account with Market Value Adjustment” prospectus with the SEC, so this prospectus, which is attached to your May 1, 2002 LifeTrust variable annuity printed prospectus, is no longer applicable and is deleted.

The text of your LifeTrust prospectus is supplemented as follows:

1.	On page 14 of the prospectus, in the last paragraph, the last three sentences are deleted and replaced with the following:

See the “Market Value Adjustment” sub-section in the “Expenses” section of this prospectus and Appendix B for further information.

2.	On page 22 of the prospectus, in the paragraph immediately following the last bulleted item, insert the following as the final sentence:

However, application of the MVA will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

3.	On page 22 of the prospectus, delete the paragraph immediately above the sub-heading “Premium Taxes” and replace it with the following:

See Appendix B of this prospectus for further information.

4.	The following text is inserted to follow Appendix A in the prospectus:

Appendix B – Market Value Adjustment

Market Value Adjustment

Any withdrawal of your contract value from the fixed account will be subject to a market value adjustment (“MVA”) unless the effective date of the withdrawal is within 30 days before the end of a guarantee period. If the allocated amount remains in the fixed account until the applicable expiration date, its value will be equal to:

•	the amount originally allocated,

•	multiplied on an annually compounded basis, by its guaranteed rate.

For this purpose, we also treat transfers, death benefits based on a contract owner’s death (where the contract owner and the annuitant are different), and annuity payments as withdrawals.

We will not apply the MVA upon the payment of a death benefit following the death of the annuitant. We will apply the MVA to the amount being withdrawn, after the deduction of any applicable administrative charge and before the deduction of any applicable contingent deferred sales charge. The MVA can be positive or negative. Therefore, the amount being withdrawn after our application of the MVA can be greater than or less than the amount withdrawn before our application of the MVA.

The MVA will reflect the relationship between the current rate (as defined later) for the contract value being withdrawn and the guaranteed rate. It also reflects the time remaining in the applicable guarantee period. Generally, if the guaranteed rate is higher than the applicable current rate, our application of the MVA will result in a higher payment upon withdrawal.

Similarly, if the guaranteed rate is lower than the applicable current rate, then our application of the MVA will result in a lower payment upon withdrawal. However, the application of the MVA will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

Using the following formula, we determine the MVA, prior to any floor, which we then use in determining the withdrawal amount:

MVA = Amount x	[	(		)	n	-	1	]
			1+i		365

			1+j

where,

Amount is the amount being withdrawn from a given fixed account segment less any applicable administrative charges.

i is the guaranteed rate we are crediting to the contract value subject to the MVA; and

j, the “current rate,” is the guaranteed rate, available as of the effective date of our application of the MVA, for current allocations to the fixed account segment whose guarantee period equals the number of years remaining, both partial and full, for the amount being withdrawn; and

n, is the number of days remaining in the guarantee period of the amount subject to the MVA.

In determining “j,” if we do not currently offer the required fixed account segment, we will base “j” on the rates available for currently offered fixed account segments.

Examples

The following examples illustrate how the MVA operates on amounts held in a particular segment:

Example 1

$1,000 is applied on May 10, 2001, to a segment with a 5-year guarantee period. The guaranteed rate for amounts applied to this fixed account segment on May 10, 2001, is 6%. If the $1,000 is left in that fixed account segment until May 10, 2006, it will accumulate at a 6% effective annual rate of interest for the full 5 years to $1,338.23.

If, however, you withdraw the full amount from the fixed account segment as of May 10, 2005:

(1)	The guaranteed rate applied on May 10, 2005 to amounts credited to a 1-year segment is 4%; and

(2)	The accumulated amount prior to the application of the MVA as of May 10, 2005 equals:

$1,000 x 1.064 = $1,262.48

(3)	The number of days remaining = 365 (n=365);

(4)	The MVA equals $24.28, and is calculated according to the following formula:

$24.28 = $1,262.48 x	[	(		)	365	-	1	]
			1.06		365

			1.04

Therefore, a withdrawal on May 10, 2005, of the amount credited to the 5-year fixed account segment on May 10, 2001, is equal to $1,286.76 ($1,262.48 + $24.28).

Example 2

$1,000 is applied to a 7-year segment on May 10, 2001, with a guaranteed rate of 5%. If the $1,000 is left in that fixed account segment until May 10, 2008, it will accumulate at a 5% effective annual rate of interest to $1,407.10.

If, however, you withdraw the full amount from the fixed account segment as of May 10, 2004:

(1)	The guaranteed rate applied on May 10, 2004 to amounts credited to a 3-year segment is 10%; and

(2)	The accumulated amount prior to the application of MVA as of May 10, 2004 equals:

$1,000 x 1.053 = $1,157.63

(3)	The period of time from May 10, 2004 to the end of the guarantee period is 4 years or 1460 days

(4)	The MVA equals ($196.56), and is calculated according to the following formula:

($196.56) = $1,157.63 x	[	(		)	1460	-	1	]
			1.05		365

			1.10

Therefore, a withdrawal on May 10, 2004 of the amount credited to the 7-year fixed account segment on May 10, 2001, is equal to $961.07 ($1,157.63 - $196.56 = $961.07), prior to applying the floor.

Since this is less than the initial deposit credited with 3% interest, the MVA is reduced. The floor amount equals:

$1,000 x 1.03 3 = $1,092.73

The largest negative MVA is:

$1,157.63-$1,092.73 = $64.90

so that the MVA is reduced from ($196.56) to ($64.90) and the withdrawal is equal to $1,092.73.

These examples are hypothetical and are not indicative of future or past performance.

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